                                                                    Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this "Agreement") is made by and between Red
Giant Entertainment, Inc., a Nevada corporation (the "Company") and Mark
Fischbach, an individual (the "Investor") (the Company and the Investor may be
referred to collectively as the "Parties").

                                    RECITALS

WHEREAS, the Company currently has 3,000,000,000 shares of common stock, par value $0.0001 per share ("Common Stock") authorized, and 2,314,927,419 shares of
Common Stock outstanding;

WHEREAS, the Company currently has 100,000,000 shares of preferred stock authorized and no series of preferred stock designated or shares of preferred stock issued or outstanding;

WHEREAS, the Company has offered to sell to the Investor 30,000,000 shares of
Common Stock (the "Common Shares") for $50,000 and 5,000,000 shares of its proposed Series Z Preferred Stock (the "Preferred Shares"; together with the
Common Shares, the "Shares") for an purchase price of $150,000 for an aggregate purchase price of $200,000 (the "Purchase Price");

WHEREAS, the Preferred Shares shall have the rights, privileges and preferences set forth in Exhibit A hereto; and

WHEREAS, the Company desires to sell to the Investor and the Investor desires to purchase from the Company, the Shares upon the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the Parties hereto as follows:

                                    ARTICLE 1
                         SALE AND PURCHASE OF THE SHARES

Section 1.01. ISSUANCE OF THE SHARES.

Subject to the terms and conditions set forth herein, and on the basis of the representations, warranties and agreements herein contained, the Company shall sell to the Investor, and the Investor shall purchase from the Company, the
Shares.

Section 1.02. CONSIDERATION AND PAYMENT FOR THE SHARES.

As soon as practicable after the execution of this Agreement, the Parties shall enter into that certain Escrow Agreement sent concurrently herewith (the "Escrow
Agreement") pursuant to which the Investor shall deposit the Purchase Price into
Escrow Account (as defined in the Escrow Agreement).

If the Investor fails to make the deposit of the Purchase Price into the Escrow
Account by November 7, 2014 at 4:00PM Eastern Time, this Agreement shall terminate immediately without any further notice to the Investor.

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Section 1.03. LEGENDS; SHARES NOT REGISTERED UNDER THE SECURITIES ACT OF 1933.

The Shares have not been registered under the Securities Act of 1933, as amended
(the "Act"). The certificates representing the Shares shall bear a legend substantially the same as the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF
ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR
OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT
UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE
144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION
OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE
REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM
REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

This Agreement is not part of a public offering and is intended to be made pursuant to exemption from registration as set forth in Section 4(2) of the Act and to be exempt from the registration requirements of various state securities laws as may be applicable.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

Section 2.01.  INVESTOR REPRESENTATIONS AND WARRANTIES.

The Investor hereby represents and warrants that:

     (a) The Investor acknowledges that the Shares are "restricted securities"
(as such term is defined in Rule 144 promulgated under the Act ("Rule 144")), that the Shares will include the restrictive legend set forth in Section 1.03 of this Agreement, and, except as otherwise set forth in this Agreement, that the
Shares cannot be sold unless registered with the United States Securities and
Exchange Commission ("SEC") and qualified by appropriate state securities regulators, or unless Investor otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with
Rule 144).

     (b) The Investor has adequate means of providing for current needs and contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Shares. Investor represents that
Investor is able to bear the economic risk of the investment and at the present time could afford a complete loss of such investment. Investor has reviewed this
Agreement and the Disclosure Documents (as defined in Section 2.02(b)) with care. Additionally, Investor has had a full opportunity to inspect the books and records of the Company and to make any and all inquiries of Company officers and directors regarding the Company and its business as Investor has deemed appropriate.

     (c) The Investor is an "Accredited Investor" as defined in Regulation D of the Act or Investor, either alone or with Investor's professional advisers who are unaffiliated with, have no equity interest in and are not compensated by the
Company or any affiliate or selling agent of the Company, directly or

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indirectly, has sufficient knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of an investment in the Shares offered by the Company and of making an informed investment decision with respect thereto and has the capacity to protect
Investor's own interests in connection with Investor's proposed investment in the Shares.

     (d) The Investor is acquiring the Shares solely for the Investor's own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person or entity has a direct or indirect beneficial interest in such Shares.

     (e) The Investor will not sell or otherwise transfer the Shares without registration under the Act or an exemption therefrom and fully understands and agrees that the Investor must bear the economic risk of the Investor's purchase for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or unless an exemption from such registration is available.

Section 2.02. COMPANY REPRESENTATIONS AND WARRANTIES.

The Company hereby represents, warrants and covenants to the Investor as follows:

     (a) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of its state of incorporation. The
Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing and where failure to so qualify would have a material effect on the
Company. The Company has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies to own or lease its properties and conduct its businesses as described in the
Disclosure Documents (as defined below) and the Company is doing business in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all federal, state and local laws, rules and regulations concerning the business in which it is engaged except where the failure so to do business in compliance would not have a material adverse effect on the business of the Company. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained or will have been obtained prior to the Closing. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the issuance of the Shares or any securities issuable in respect of the Shares pursuant to this Agreement except with respect to applicable federal and state securities laws.

     (b) The Company's latest annual report on Form 10-K for the fiscal year ended August 31, 2013 is attached hereto as Appendix A and incorporated herein by this reference. All material and relevant information about the Company is set forth in all of the reports and documents filed by the Company with the SEC
(collectively, the "Disclosure Documents"), all of which are incorporated herein by this reference as if such documents were set forth herein in their entirety.

     (c) This Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent that the

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enforceability hereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (B) limitations upon the power of a court to grant specific performance or any other equitable remedy, or (C) a finding by a court of competent jurisdiction that the indemnification provisions herein are in violation of public policy. The Shares have been duly authorized and will be validly issued, fully paid and non-assessable; all corporate action required to be taken for the authorization, issue and sale of the Shares has been duly and validly taken; to the best knowledge of the Company, the Shares are not and will not be subject to the preemptive rights of any stockholder of the Company which have not been waived.

     (d) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property owned or leased by it, free and clear of all liens, claims, encumbrances, security interests and defects of any material nature whatsoever, except for Permitted Liens.
"Permitted Liens" means liens, claims, encumbrances, security interests and defects of any material nature whatsoever that are described in the Disclosure
Documents or otherwise disclosed to the Investor.

     (e) There is no litigation or governmental proceeding pending or threatened against, or involving the properties or business of, the Company which the
Company believes would materially adversely affect the value or the operation of the properties or the business of the Company, except as set forth in the
Disclosure Documents.

     (f) The financial statements of the Company contained in the Disclosure
Documents fairly present the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved.

     (g) There has been no material adverse change in the condition or prospects for commercialization of the Company, financial or otherwise, as of the latest dates as of which such condition or prospects, respectively, are set forth in this Agreement and the Disclosure Documents; and the outstanding debt, the property and the business of the Company each conforms in all material respects to the descriptions thereof contained herein and therein.

     (h) The Company is not in violation of its Articles of Incorporation or
Bylaws. Neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated herein, nor the compliance by the Company with the terms and provisions contained herein, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is subject; nor will such action result in any violation of the provisions of the
Articles of Incorporation or the Bylaws of the Company, or any statute or any order, rule or regulation applicable to the Company of any court or of any federal, state or other regulatory authority or other government body having jurisdiction over the Company; except for any conflict, breach, default, lien, charge or encumbrance which does not have a material and adverse effect on the
Company, any of its business, property or assets, or any transactions contemplated hereby.

     (i) Neither the Disclosure Documents nor this Agreement contain any untrue statement of a material fact or omits to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All statements of material facts herein or therein (including, without limitation, any attachment, exhibit or schedule hereto or thereto) are true and correct as of the date hereof and will be true and correct on the Closing.

     (j) The Company shall use the proceeds from this Agreement for payment of accounts payables, repayment of debt, marketing, staff, business development, general working capital, and to cover expenses of this Agreement.

     (k) Neither the Company, nor any of its respective officers, directors, employees or agents, nor any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government
(domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (B) if not given in the past, might have had a materially adverse effect on the assets, business operations of the Company as reflected in any of the financial statements delivered to the Investor, or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company.

     (l) The minute books and corporate records of the Company contain a complete summary of all meetings and actions of the managers, members, officers, directors and stockholders of the Company since the time of its incorporation
(and of any predecessor to the Company) and reflect all transactions referred to in such minutes accurately in all respects.

     (m) The Company has not paid or promised to pay any form of compensation to any unlicensed finders, whether in the form of finders fees, origination fees, referral fees, or otherwise.

                                   ARTICLE III
                     CONDITIONS TO THE PARTIES' OBLIGATIONS

Section 3.01. CONDITION TO THE INVESTOR'S OBLIGATIONS.

The obligation of the Investor to purchase the Shares at the Closing is subject to the following conditions:

     (a) The representations and warranties of the Company contained herein shall be true and correct in all material respects on and as of the Closing.

     (b) There shall be no preliminary or permanent injunction or other order, decree, or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any

statute, rule, regulation or order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining the sale or purchase of the
Shares.

     (c) The Company shall have amended its bylaws to add another seat to its
Board of Directors, and shall appoint Investor or Investor's nominee to serve as a director to fill such newly created seat until the next annual meeting of stockholders or written consent in lieu thereof.

     (d) The Company shall have received a file-stamped copy of the Certificate of Designations creating 5,000,000 shares of and designating the rights, privileges and preferences of the Preferred Shares, as filed with the Nevada
Secretary of State.

Section 3.02. CONDITIONS TO THE COMPANY'S OBLIGATIONS.

The obligation of the Company to sell the Shares at the Closing is subject to the following conditions:

     (a) The representations and warranties of the Investor contained herein shall be true and correct in material respects on and as of the Closing.

     (b) There shall be no preliminary or permanent injunction or other order, decree, or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation or order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining the sale or purchase of the
Securities.

     (c) The Investor shall have completed that certain Director and Officer
Questionnaire sent concurrently herewith.

                                   ARTICLE IV
                        CLOSING AND DELIVERY OF DOCUMENTS

Section 4.01. TIME AND PLACE.

The closing of the transactions contemplated by this Agreement shall take place as soon as practicable following the fulfillment of the conditions set forth in
Article III herein, or at such other time and place as the Parties mutually agree upon in writing (such time and place are referred to herein as the
"Closing").

Section 4.02. DELIVERIES BY THE PARTIES.

     (a) At or prior to the Closing, the Company shall deliver to the Investor
(i) a counterpart of this Agreement, duly executed by the Company; (ii) a counterpart of the Escrow Agreement, duly executed by the Company; (iii) a certificate executed by the Company certifying that: (A) all of the Company's representations and warranties under this Agreement are true as of the Closing, as though each of those representations and warranties had been made on that date; (B) all the conditions to the Investor's obligations have been fulfilled;
and (C) the Company has instructed its transfer agent to issue the Shares to the
Investor.

     (b) At or prior to the Closing, the Investor shall deliver to the Company
(i) a counterpart of this Agreement, duly executed by the Investor; (ii) a counterpart of the Escrow Agreement, duly executed by the Investor; (iii) a

certificate executed by the Investor certifying that: (A) all of the Investor 's representations and warranties under this Agreement are true as of the Closing, as though each of those representations and warranties had been made on that date; and (B) all the conditions to the Company's obligations have been fulfilled.

     (c) At or prior to the Closing, the Investor and the Company shall deliver to the Escrow Agent instructions releasing the Purchase Price pursuant to the
Escrow Agreement.

                                    ARTICLE V
                                 INDEMNIFICATION

     (a) The Company hereby agrees to defend, indemnify and hold harmless the
Investor against any and all losses, claims, damages or liabilities to which such Investor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained herein, in the Disclosure Documents, in any documents executed or delivered in connection herewith or therewith, or in any statement made to or in any filing with the SEC or to or with any state securities commission, bureau or office (including any amendments thereto), or arise out of or based upon the omission or alleged omission to state herein or therein a material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading (unless such statements are made or omitted in reliance upon and in conformity with written information furnished to the Company with respect to such Investor by such Investor expressly for use herein or therein or any amendment hereof or supplement hereto), or any violation by the Company of the Act or state "blue sky" laws, or any breach by the Company of its obligations, representations or warranties hereunder.

     (b) The Investor hereby agrees to defend, indemnify and hold harmless the
Company and its respective stockholders, directors, employees, agents and each person, if any, who controls any of the foregoing within the meaning of the Act, against any and all losses, claims, damages or liabilities, to which the Company or any of the Company's stockholders, directors, employees, agents or controlling persons may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof)
arise out of or are based upon any breach by Investor of its obligations, representations or warranties hereunder.

     (c) Promptly after receipt by an indemnified party under either subparagraph (a) or (b), as the case may be, of the notice of commencement of any action covered by subparagraph (a) or (b), such indemnified party shall within five business days notify the indemnifying party of the commencement thereof; the omission by one indemnified party to so notify such indemnifying party shall not relieve the indemnifying party of its obligations hereunder except to the extent such indemnifying part has been materially prejudiced by such omission, shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification.
In the event that any action is brought against the indemnified party, and it shall notify the indemnifying party in a timely manner, the indemnifying party will be entitled to participate in such action and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such subparagraph for any legal or other expense subsequently incurred by such indemnified party in connection with the defense

thereof, but the indemnified party may, at its own expenses, participate in such defense by counsel chosen by it without, however, impairing the indemnifying party's control of the defense. Notwithstanding anything to the contrary contained herein, the indemnified party shall have the right to choose its own counsel and control the defense of any action, all at the reasonable expense of the indemnifying party, if (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party shall have reasonably conclude that there may be defenses available to such indemnified party that differ from the defenses available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party), in any of which events such reasonable fees and expenses of one additional counsel (for all indemnified parties) shall be borne by the indemnifying party
(in the case of the Investor, one additional counsel for the Investor. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnified party, which consent shall not be unreasonably withheld.

     (d) In order to provide for just and equitable contribution under the Act in any case in which (i) any indemnified party makes a claim for indemnification pursuant to this paragraph but it is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of the time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact the this paragraph provides for indemnification in such case, or (ii) contribution under the Act is required on the part of any such person in circumstances for which indemnification is provided under this paragraph, then, in each such case, the relevant Investor shall contribute to the aggregate losses, claims, damages or liabilities to which it may be subject (after any contributions from others)
up to the amount of the Purchase Price, and the Company shall be responsible for the remaining portion thereof; provided, that in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE VI
                                     NOTICES

Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by personal delivery, overnight delivery, mailed by registered or certified mail, postage prepaid, with return receipt requested, or sent by facsimile transmission to the addresses of the Parties set forth below each Party's signature on this Agreement. The persons and addresses set forth below each
Party's signature on this Agreement may be changed from time to time by a notice sent as aforesaid. If notice is given by personal delivery or overnight delivery in accordance with the provisions of this Article, such notice shall be conclusively deemed given at the time of such delivery provided a receipt is obtained from the recipient. If notice is given by mail in accordance with the provisions of this Article, such notice shall be conclusively deemed given upon receipt and delivery or refusal. If notice is given by facsimile transmission in accordance with the provisions of this Article, such notice shall be conclusively deemed given at the time of delivery if during business hours and if not during business hours, at the next business day after delivery, provided a confirmation is obtained by the sender.

                                   ARTICLE VII
                                  MISCELLANEOUS

     (a) This Agreement shall be governed by and construed and interpreted in accordance with the laws of the state of California applicable to contracts made and to be performed entirely therein, without giving effect to the rules of conflicts of law. The Parties agree that the courts of the County of Orange,
State of California shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Agreement and the transactions contemplated herein.

     (b) This Agreement shall be binding upon and inure to the benefit of the
Parties hereto and their respective successors and assigns.

     (c) This Agreement and the Escrow Agreement represent the entire agreement between the Parties relating to the subject matter hereof, superseding any and all prior to contemporaneous oral and prior written agreements and understandings. This Agreement may not be modified or amended nor may any right be waived except by a writing signed by the party against whom the modification or waiver is sought to be enforced.

     (d) The warranties, representations, and covenants of the Company and the
Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

     (e) The captions and headings contained herein are solely for convenience of reference and do not constitute a part of this Agreement.

     (f) Each of the attachments hereto is hereby incorporated herein as if each of such attachments were fully set forth herein in its entirety. Each of such attachments is hereby expressly made a part of this Agreement.

     (g) The terms of this Agreement may only be amended or modified by the written agreement of the Parties.

     (h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that this Agreement may be executed by facsimile signatures and such signatures shall be deemed originals.

     (i) All Parties to this Agreement have been given the opportunity to consult with counsel of their choice regarding their rights under this
Agreement.

     (j) The term "days," as used in this Agreement and in all documents contained in this package, refers to calendar days unless otherwise clearly indicated.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, intending to be legally bound, the Parties hereto have executed this Agreement to be effective as of November 6, 2014.

COMPANY:

Red Giant Entertainment, Inc.,
a Nevada corporation

/s/ Benny R. Powell
------------------------------------
By:  Benny R. Powell
Its: President and CEO
Address: 614 E. Hwy 50, Suite 235
         Clermont, FL 34711

INVESTOR:

PLEASE CHECK ONE:

As an individual, I certify that I am an "accredited investor" because:

___x____ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year; OR

_______ I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence).

Mark Fischbach,
an Individual

/s/ Mark Fischbach
------------------------------------
Address:
        ----------------------------

        ----------------------------

                                       10
                                   APPENDIX A

                        TO SECURITIES PURCHASE AGREEMENT

                          ANNUAL REPORT ON FORM 10-K/A

                        OF RED GIANT ENTERTAINMENT, INC.

                            FOR THE FISCAL YEAR ENDED

                                 AUGUST 31, 2013

                                AS FILED WITH THE

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                                    EXHIBIT A

                   PROPOSED RIGHTS, PRIVILEGES AND PREFERENCES
                         OF THE SERIES Z PREFERRED STOCK

The Series Z Preferred Stock shall not have any rights, privileges, or preferences other than as set forth below:

Number:                       5,000,000 shares

Liquidation preference:       Amount: Original purchase price
                              Priority: Senior to common.

Participation:                None after payment of preferential liquidation
                              proceeds.

Deemed liquidation:           A sale of all or substantially all of the
                              Company's asset or any acquisition of the
                              Corporation by means of a consolidation, stock
                              exchange, stock sale, merger or other form of
                              corporate reorganization whereby the stockholders
                              of the Company prior to a transaction hold less
                              than 50% of the Company's voting securities
                              following completion of the transaction (either, a
                              "Reorganization Event") will be treated as a
                              liquidation of the Company.

Voting Rights:                Subject to the applicable rules and published
                              guidance of (i) any national securities exchange
                              on which the Company's common stock is listed; or
                              (ii) any automated inter-dealer quotation system
                              on which the Company's common stock is quoted, for
                              as long as the initial holder continues to hold
                              5,000,000 shares of Series Z Preferred Stock:

                              -   100:1 supervoting rights (as equitable
                                  adjusted for any reorganization,
                                  recapitalization, reclassification, stock
                                  dividend, stock split, reverse stock split,
                                  combination or other like changes in the
                                  Corporation's capital structure), voting with
                                  the common stock as a single class other than
                                  for protective provisions and as required by
                                  law or as set forth in the Company's Articles
                                  of Incorporation; and

                              -   the right to appoint one individual of
                                  Investors' choosing to the Company's Board of
                                  Directors.

Protective provisions:        Consent of the holders of at least 50% of the
                              Series Z Preferred Stock will be required to:

                              -   increase the authorized number of shares of
                                  Series Z Preferred Stock or any series of
                                  preferred with a senior liquidation preference
                                  or greater voting rights (any "Senior
                                  Preferred") than the Series Z Preferred Stock;
                              -   authorize or create (by reclassification or
                                  otherwise) any Senior Preferred;
                              -   approve any Reorganization Event or voluntary
                                  liquidation or dissolution of the Company; or
                              -   approve any repurchase with respect to the
                                  Series Z Preferred (except as otherwise
                                  provided in the Articles of Incorporation or
                                  pursuant to a Redemption (as defined below)).

Redemption                    To the extent that the Company in good faith
                              determines to submit an application to have its
                              common stock listed on a national securities
                              exchange or quoted on an inter-dealer quotation
                              system of any national securities association and
                              reasonably determines that the voting rights set
                              forth above would cause the Company's application
                              to be rejected under the applicable rules and
                              published guidance of such national securities
                              exchange or national securities association, the
                              Company shall have the option of redeeming the
                              Series Z Preferred Stock for the Redemption Price
                              (as defined below), payable at Investor's option
                              either (i) in cash; or (ii) in shares of common
                              stock equal to the number of shares of Series Z
                              Preferred Stock multiplied by 100 (as equitably
                              adjusted). As used herein, "Redemption Price"
                              means the number of shares of Series Z Preferred
                              Stock multiplied the product of 100 (as equitably
                              adjusted) and the average closing price of the
                              common stock for the ten trading days immediately
                              preceding the Redemption Payment Date. The
                              Redemption Price shall be due and payable or
                              issuable, as the case may be, within five trading
                              days of the date on which the notice of the
                              payment therefor is provided by the Investor (the
                              "Redemption Payment Date").